SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) May 8, 2007
Crystal River Capital, Inc.

(Exact Name of Registrant as Specified in its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

001-32958	20-2230150

(Commission File Number)	(I.R.S. Employer Identification No.)

Three World Financial Center, 200 Vesey Street, 10th Floor
New York, New York	10281-1010

(Address of Principal Executive Offices)	(Zip Code)
(212) 549-8400

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On and effective as of May 8, 2007, the board of directors of the Company approved an amendment (the “Amendment”) to Article II, Section 2 of the Company’s Amended and Restated Bylaws (the “A&R Bylaws”) to modify the timing for the Company’s annual meeting of stockholders from the month of November to between May 16 and June 15 of each calendar year, beginning in 2007.
     The foregoing description of the Amendment is qualified in its entirety by reference to the A&R Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Crystal River Capital, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crystal River Capital, Inc.
May 14, 2007	By:	/s/ Clifford E. Lai
		Name:	Clifford E. Lai
		Title:	President and Chief Executive Officer

EXHIBIT INDEX
Exhibit
3.1	Amended and Restated Bylaws of Crystal River Capital, Inc.